SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 11, 2000





                                 VOICENET, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    333-12979                   13-3896031
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)


                                1040 First Avenue
                                    Suite 101
                            New York, New York 10022
                    (Address of principal executive offices)


                                 (212) 642-5476
                           (Issuer's telephone number)

Item 5.  Other Events
---------------------

         On October 11, 2000, Voicenet, Inc., a Delaware corporation (the "Company") issued a press release announcing that Mr. Frank Carr, the Company's Chairman of the Board and Chief Executive Officer, has tendered his resignation from both positions effective October 31, 2000. Mr. Alan Dawson, a Director of the Company and the Managing Director of Voicenet (Aust.), Ltd, which own's approximately 80% of the Company's outstanding common stock, will become Chief Executive Officer of the Company effective November 1, 2000.

Item 7. Financial statements, pro forma financial information and exhibits.
--------------------------------------------------------------------------

(c)   Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

1. Press Release dated October 11, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 20, 2000

                                               VOICENET, INC.

                                               By: /s/ Howard J. Messer
                                                  ------------------------------
                                                  Name: Howard J. Messer
                                                  Title: Chief Financial Officer




                                 EXHIBIT INDEX


Exhibit No.         Description

99.1                Press Release dated October 11, 2000.

Exhibit 99.1
------------


Press Release

Alan Dawson Appointed CEO of
Voicenet, Inc.

CEO of Voicenet - Aust - Ltd. to Assume U.S. CEO Role

Move Is Part Of Plan to Increase Presence In U.S. Market

NEW YORK--(BUSINESS WIRE)--Oct. 11, 2000-- Voicenet, Inc., (AMEX: VTC - news), a voice technology company, announced today that Alan Dawson, Managing Director and CEO of Voicenet (Aust) Ltd., will assume the additional responsibility of President and Chief Executive Officer of Voicenet, Inc., effective November 1, 2000.

Mr. Dawson will replace Frank Carr, who has tendered his resignation as Chairman and CEO of the U.S. Company, effective October 31, 2000. Mr. Dawson is a qualified lawyer and holds an M.B.A and a Bachelor's degree in Business. He has been CEO of Voicenet (Aust) Ltd. since January 1999.

In announcing the management change, Mr. Carr said, "We believe that the time is right and the Australian company now has a better ability to deploy more of its human and technological resources to the all important American market and this management change is the first step in that direction."

About Voicenet, Inc.

Voicenet is a voice technology company, which has developed speech-based applications and a voice operating system (VOS) platform that enables cellular and land-based telephone users to create e-mail as well as access e-mail and other services on a real-time interactive basis. The VOS architecture utilizes best-of-breed structure employing licensed technology where appropriate from leaders in speech-to-text and text-to-speech software, including that developed by Voicenet's parent company's licensing and marketing associate, Lernout & Hauspie, the world's leading voice recognition software company.

Certain statements contained in this news release which are not based on historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Act of 1995, and are subject to uncertainties and risks that may cause actual results to materially differ from projections. Although Voicenet, Inc. believes that its expectations are reasonable assumptions within the bounds of its knowledge of its business operations; there can be no assurance that actual results will not differ materially from its expectations.

This release is available on the KCSA Public Relations Worldwide website at www.kcsa.com.

Contact:

     KCSA Public Relations Worldwide, New York
     Robert Giordano, 212/896-1289
     rgiordano@kcsa.com

        or

     Joseph A. Mansi, 212/896-1205
     jmansi@kcsa.com
     www.kcsa.com